INVESTORS RESEARCH FUND, INC.


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD MARCH 30, 1999


Notice is hereby given that the Annual Meeting of the Shareholders of INVESTORS RESEARCH FUND, INC. will be held on Tuesday, March 30, 1999, 9:00 A.M. at the Pepper Tree Inn, (Board Room), 3850 State Street, Santa Barbara, California, for the following purposes:

      1. To elect a Board of Directors to serve until the next Annual Meeting of shareholders and until their successors are elected and qualified.

      2. To ratify the selection of Timpson Garcia as the independent Certified Public Accountants to be employed by the corporation to sign or certify financial statements which may be filed by the corporation with the Securities and Exchange Commission.

      3. To approve the amendment to Article IV, Section 2 of the corporate By-Laws to change the authorized number of Directors from thirteen
         13)to nine (9).

      4. The transaction of such other business as may properly come before The meeting, or any adjournment or adjournments thereof.

This meeting is being held pursuant to the By-Laws of the corporation.

March 2, 1999

James A. Corradi
Secretary-Treasurer

IMPORTANT: THE MANAGEMENT HOPES THAT YOU CAN ATTEND THE ANNUAL MEETING. HOWEVER, IF YOU ARE UNABLE TO BE PRESENT IN PERSON, YOU ARE ERNESTLY REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. IF THE ENCLOSED PROXY IS EXECUTED AND RETURNED, IT MAY NEVERTHELESS BE REVOKED AT THE MEETING OR AT ANY TIME BEFORE THE POLLS CLOSE. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

PLEASE PROMPTLY RETURN THE ENCLOSED PROXY. YOU WILL ASSIST YOUR FUND IN AVOIDING THE EXTRA EXPENSE OF FOLLOW-UP LETTERS OR TELEPHONE CALLS.


                            PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS OF
                   INVESTORS RESEARCH FUND, INC.
     (3757 STATE STREET, SUITE 204, SANTA BARBARA, CALIFORNIA 93105

   This Statement is furnished in connection with a solicitation of proxies made by and on behalf of INVESTORS RESEARCH FUND, INC. (hereafter called the "Fund"), 3757 State Street, Suite 204, Santa Barbara, California 93105, and its present management, to be used at the Annual Meeting of Shareholders of the Fund, to be held on Tuesday, March 30, 1999, 9:00 A.M. at the PEPPER TREE INN, (Board Room), 3850 STATE STREET, SANTA BARBARA, CALIFORNIA, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Such solicitation is made primarily by the mailing of this Statement with its enclosures. The approximate date of first mailing is March 2, 1999.

   Employees of the Fund and others may make supplementary solicitations by mail, telephone, telegraph and Internet contact and by personal contact. The expenses in connection with preparing and mailing this Statement and its enclosures and of such solicitations will be paid by the Fund. In some instances, such a supplementary solicitation may be made by securities dealers by whom shares of the Fund have been sold and would be made at their own expense.

   If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to the closing of the polls. A proxy may be revoked by written notice to the Fund prior to the Annual Meeting of Shareholders, by giving written notice of revocation to the Secretary of the Corporation, by returning a subsequently dated proxy, or by personal vote at the Annual Shareholders Meeting. All proxies solicited by the management, which are properly executed and received in time, will be voted in the meeting. Such proxies will be voted in accordance with the instructions thereon, if any, and if no specification is made, the proxy will be voted in accordance with the judgment of the proxy holder. Discretionary authority is conferred by the proxy as to all matters not specifically listed that may properly come before the meeting. The management is not aware that any other matters are to be presented for action.

   This year shareholders have three methods of casting their votes. One method is by returning the paper ballot enclosed with this Proxy Statement. A second method is voting by touch-tone telephone. The appropriate telephone number is set forth on the paper ballot. The third method is by use of the Internet at www.proxyvote.com. Please refer to the paper ballot for complete information.

   As of February 5, 1999 there were issued and outstanding 6,368,703 shares of capital stock of the Fund. Shareholders are entitled to one (1) vote for each share of record at the close of business on February 5, 1999. Fund shareholders have cumulative voting rights and every shareholder entitled to vote in the election for directors has the right in person or by written proxy to multiply the number of votes to which he is entitled by the number of directors to be elected, and he may cast the whole number of such votes for one candidate, or he may distribute them among two or more candidates. A shareholder may use cumulative voting by indicating on the face of

                                     1

the Proxy enclosed with this Proxy Statement the candidate or candidates of his choice and the number of votes cast for each such candidate. The candidates receiving the highest number of votes up to the number to be elected shall be elected. The presence in person or by proxy of persons entitled to vote a majority of the outstanding voting shares at any meeting shall constitute a quorum for the transaction of business.

   Abstentions and broker non-votes will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists. However, abstentions and broker non-votes with respect to any matter brought to a vote at the Annual Meeting will be treated as shares not voted for purposes of determining whether the requisite vote has been obtained. Also, if a broker indicates on the proxy that it does not, as to certain shares, have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. In view of the requirement that there be a certain number of affirmative votes, an abstention or a broker non-vote actually has a negative impact as to a matter brought to a vote. See section below entitled "Vote Required."

   The aggregate dollar amount of portfolio brokerage commissions paid during Fiscal 1997-98 was $196,818. Of that amount, $14,514 was paid to Diversified Securities, Inc., P.O. Box 357, Long Beach, CA 90807, the Fund's former Principal Underwriter. That latter figure represents 7.37% of the aggregate dollar amount of the commissions paid by the Fund. Diversified Securities, Inc. handled 9.51% of the brokerage transactions effected during the year.

   The matters to be acted upon pursuant to the proxy are:

PROPOSAL 1. ELECTION OF DIRECTORS: It is the present intention that the enclosed proxy will, in the absence of special designation by the shareholders signing it, be used for the purpose of voting for election or re-election of the following nine (9) persons as Directors of the Fund to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The shareholder may nominate and vote for other persons as directors of the Fund by indicating their names and the number of votes cast for each candidate on the enclosed proxy. The board of directors has nominated nine candidates on the assumption that there will be an affirmative vote by the shareholders on PROPOSAL 3.

                                                          Capital Stock
                                                          Owned
                                                          Beneficially
                                Served                    Directly and
Name, Position with Fund        Continuously              Indirectly
and Principal Occupation        as a Director             as of
During the Past 5 Years         Since                     Sept. 30, 1998

RICHARD CHERNICK, Director,      January 22, 1997         10,021 Shares
is a retired partner of the Los
Angeles Law Firm of Gibson, Dunn
& Crutcher.  Currently he is active
in arbitration and mediation of
disputes in the Los Angeles area.
3055 Wilshire Boulevard, Seventh
Floor, Los Angeles, CA 900-1108
(Age 53)

                                     2

                                                          Capital Stock
                                                          Owned
                                                          Beneficially
                                Served                    Directly and
Name, Position with Fund        Continuously              Indirectly
and Principal Occupation        as a Director             as of
During the Past 5 Years         Since                     Sept. 30, 1998

JAMES A. CORRADI, * Director    December 2, 1994          770 Shares
and Secretary-Treasurer and Member
of the Executive Committee, is owner
and operator of Landscape Ties of
California, Inc., a wood brokerage
business; is a semi-retired business
executive, and former General Manager
of Hope Ranch Park Homes Association.
Santa Barbara, CA.
5014 Whitney Court, Santa Barbara, CA
93111 (Age 69)

HARRY P. GELLES, Director,       January 22, 1997         3,741 Shares
Member of the Executive Committee,
is a private Investment Banker.
Formerly, he was managing Director
for Corporate Finance in the Investment
Banking Division of Cruttenden-Roth,
Irvine, CA; was Senior Vice President
of Chelsea Management Company, an
investment management company in Los
Angeles, CA.  1114 State Street, Suite 236,
Santa Barbara, CA 93101 (Age 64)

HUGH J. HAFERKAMP, * Director   January 22, 1997          1,114 Shares
and President, is an Attorney
-at-Law in private practice in the
Santa Barbara, CA area.  Has been
legal counsel toInvestors Research
Fund, Inc. for approximately 19
years.  11800 Baccarat Lane, N.E.,
Albuquerque, NM 87111 (Age 71)

LEONARD S. JARROTT, Director    January 24, 1996          1,199 Shares
and Member of the Executive Committee,
is a Real Estate Investment Adviser and
independent Real Estate Broker in Santa
Barbara, CA.  3532 Chuparosa Drive, Santa
Barbara, CA 93105 (Age 54)

MICHAEL A. MARSHALL, * Director, February 10, 1994        4,531 Shares
Vice President and Member of the
Executive Committee, is a former
Senior Vice President of Prudential
California Realty and is engaged in
real estate investment and property
management, M-P Marshall & Co.
23 Princeton Trail, Coto de Caza, CA
92679 (Age 63)

WILLIAM J. NASIF, Director,     February 14, 1996         None
is a Certified Public Accountant
and partner of Nasif, Hicks, Harris
& Co., Certified Public Accountants
of Santa Barbara, CA. 1111 Garden Street,
Santa Barbara, CA 93101 (Age 56)

                                     3

                                                          Capital Stock
                                                          Owned
                                                          Beneficially
                                Served                    Directly and
Name, Position with Fund        Continuously              Indirectly
and Principal Occupation        as a Director             as of
During the Past 5 Years         Since                     Sept. 30, 1998


MARK SCHNIEPP,  Director        August 12, 1994           None
and Member of the Executive
Committee. is an Economist and
Directorof the Economics Forecast
Project at the University of California, Santa Barbara, CA. 944 Randolph Road,
Santa Barbara, CA 93111 (Age 45)

DAN B. SECORD,  Director,       December 12, 1995         None
is a physician in private practice
of obstetrics and gynecology in Santa
Barbara,CA, on staff of Santa Barbara
Cottage Hospital, Santa Barbara, CA.
Member of Santa Barbara City Council.
2329 Oak Park Lane, Santa Barbara, CA
93105 (Age 62)

* An "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 as amended.

It is expected that none of the nominees will decline or become unavailable for election; however, in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.


COMPENSATION TABLE *

                                                                   Total
                                         Benefits     Benefits     Compensation
                       Aggregate         Accrued as   Upon         Paid to
Name, Position         Compensation      Expenses     Retirement   Directors

Hugh J. Haferkamp      $24,350           $0           $0           $2,750
President

Michael A. Marshall    $ 2,750           $0           $0           $2,750
Vice President

James A. Corradi       $ 2,750           $0           $0           $2,750
Secretary-Treasurer

Richard Chernick       $ 1,750           $0           $0           $1,750
Director

Harry P. Gelles        $ 2,750           $0           $0           $2,750
Director

Leonard S. Jarrott     $ 2,000           $0           $0           $2,000
Director

William J. Nasif       $ 2,250           $0           $0           $2,250
Director

                                     4

                              COMPENSATION TABLE *

                                                                   Total
                                         Benefits     Benefits     Compensation
                       Aggregate         Accrued as   Upon         Paid to
Name, Position         Compensation      Expenses     Retirement   Directors

Mark Schniepp          $ 2,750           $0           $0           $2,750
Director

Dan B. Secord           $ 1,500          $0           $0           $1,500
Director

*  For Fiscal 1997-1998


During the fiscal year, there were four regular meetings of the Board of Directors, two special meetings of the Board, and three meetings of the Executive Committee. All of the incumbent directors attended at least 75% of the Board meetings during the term of their incumbency. All of the above-listed Directors who were members of the committee attended the Executive Committee meetings.

   To and including December 31, 1993, none of the officers of the Fund had received any compensation directly from the Fund for serving in any capacity since the date of inception of the Fund. The Fund has no pension or retirement benefits for any officers or employees. Effective January 1, 1994, the Fund began compensating the President for his services at the rate of $1,200 per month. Through December 31, 1997, Mr. Haferkamp, current President, was compensated for his services as President at the rate of $1,200 per month. Effective January 1, 1998, his salary was increased to $2,000 per month. The attendance fee payable to Directors and members of the Executive Committee is $500 for each meeting actually attended.
These payments have been made by the Fund. No such attendance fees have been payable to those Directors who are associated with the Investment Adviser. The Fund has not provided expense reimbursement to the Directors. However, at its January 1, 1998 meeting, the Board increased the per meeting attendance fee for board meetings and Executive Committee meetings actually attended to $500 and agreed to pay reasonable travel expenses actually incurred to those Directors who reside outside of the general Santa Barbara area. However, the Board has subsequently rescinded the travel reimbursement payments for all directors except the person serving as president of the Fund. The total compensation paid by the Fund to all nominee Directors during the fiscal year 1997-98 was $21,250.

   The Board of Directors does not have any standing compensation committee and has no committee performing similar functions. However, because of the 12b-1 Plan, the independent directors are required to select and nominate those directors who are not interested persons of the Fund and, consequently, they serve as a de facto nominating committee as to the independent director positions. The current independent directors are Richard Chernick, Harry P. Gelles, Leonard S. Jarrott, William J. Nasif, Mark Schniepp and
Dan B. Secord.

                                     5

   At its December, 1994 meeting, the Board established an audit committee. The current members are Messrs. Corradi, Nasif and Schniepp. The Audit Committee is responsible for conferring with the Fund's auditor to review audit procedure and results and to consider any matters arising from an audit to be brought to the attention of the Board as a whole with respect to the Fund's accounting or its internal accounting controls. None of the members of the committee is an interested person of the Fund except Mr. Corradi, who is considered to be an interested person because he is an officer of the Fund.

   On February 6, 1998, the Executive Committee established a Nominating Committee. The members of that committee are Leonard S. Jarrott, James A. Corradi, Harry P. Gelles and Mark Schniepp. There was one meeting held during fiscal 1997-98. The functions of the committee are to recommend to the Board candidates for all directorships, which are to be filled by the shareholders or to be filled by the Board, and to recommend to the Board persons (who are directors) to fill the seats on Board committees.
The Nominating Committee will consider nominees recommended by Fund shareholders. Such recommendations should be in writing and addressed to the Fund's office in Santa Barbara: ATTN: Nominating Committee, with the name, address and telephone number of the person recommended and of the recommending person.

   The following director nominees received the sums set opposite their names as compensation for services as directors, including attendance at the meetings of the Executive Committee, during fiscal 1998:

Richard Chernick       $1,750             Michael A. Marshall          $2,750
James A. Corradi       $2,750             William J. Nasif             $2,250
Harry P. Gelles        $2,750             Mark Schniepp                $2,750
Hugh J. Haferkamp      $2,750             Dan B. Secord                $1,500
Leonard S. Jarrott     $2,000

   By virtue of his salary as President and his fees for director's meetings, Mr. Haferkamp received total compensation from the Fund during fiscal 1998
of $21,600.           He also received $14,408 from the Fund for legal
services to the Fund.

   The director set forth below also serves as a member of the Board of Directors of another company in addition to that of the Fund.

1.  Harry P. Gelles             Chelsea Management company

   It is the present intention that the enclosed Proxy will, in the absence of special designation by the shareholders signing, be used for the purpose of voting to elect the nominees identified above as directors of the Fund to serve until the next annual meeting and their successors are elected and qualified.

Proposal 2.   SELECTION OF ACCOUNTANTS:   A majority of the members of the
Board of Directors who are not interested persons of the Fund (as defined in the Investment Company Act of 1940) have selected the public accounting firm of Timpson Garcia, 1610 Harrison Street, Oakland, California 94612, as the independent certified public accountants to sign or certify any

                                     6

financial statement which may be filed by the corporation with the Securities and Exchange Commission. The employment of such accountants is expressly conditioned upon the right of the corporation, by vote of a majority of the outstanding stock at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection is made pursuant to provisions of Section 32(a) of the Investment Company Act of 1940, and is subject to ratification or rejection by the stockholders at this meeting.
No member of Timpson Garcia, or any associate thereof, has any other relationship with the Fund or any affiliate thereof. The Timpson Garcia firm has served as the Fund's auditors continuously since March, 1993.
No representative of the auditors is expected to be present at this meeting.

PROPOSAL 3.   TO APPROVE AN AMENDMENT TO THE FUND'S BY-LAWS TO CHANGE
THE AUTHORIZED NUMBER OF DIRECTORS TO NINE (9) RATHER THAN THE PRESENT
THIRTEEN (13).   At the present time, Article IV, Section 2 of the Fund's By-
Laws provides that the Fund's Board of Directors shall consist of thirteen
(13) persons. The Board is proposing that Article IV, Section 2 be amended to provide that the authorized number of directors be nine (9). There are several reasons for the Board's recommendation.

   First, but not necessarily most important, the Fund's expenses will be reduced.With four regular meetings per year, and without considering any special meetings, the savings would be $2,000 for each director position plus administration expenses (mailing, etc.) that would otherwise be incurred, as well as the reduction in Fund expenses by savings from special meetings compensation.

   Secondly, the Board's investigations indicate that thirteen directors is substantially larger than the average mutual fund board. Our investigation indicates that boards of mutual funds today generally range from five to nine members. Our inquiries to the Investment Company Institute (the principal trade association for the mutual fund industry, of which the Fund is a member) have been met with recommendations that the number of members be reduced in the interest of more efficient administration.

   Thirdly, the Board also believes that reducing the number of members will assist in making service on the Fund's board more attractive to highly qualified candidates. Several of the persons contacted in the past, who were highly qualified former executives, felt that their services would be diluted and made more difficult with twelve other members participating in decisions. Since that has been the perception on the part of some knowledgeable and experienced persons, the Board is proposing the change for the long-term benefit of the Fund and its shareholders.

SHAREHOLDER'S PROPOSALS FOR NEXT MEETING

The next scheduled annual meeting of shareholders of the Fund is to be held on March 28, 2000. Any proposal by a shareholder to be presented at that meeting has to be received by the Fund no later than November 1, 1999.

                                     7

VOTE REQUIRED: The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Annual Meeting. The election of directors requires a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. With respect to Proposals 2 and 3, the vote required is the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on that subject matter. Approval of each of the latter proposals will require the affirmative vote of a majority of Investors Research Fund, Inc. shares, as determined under
Section 2(a)(42) of the Investment Company Act of 1940. That requires the affirmative vote of the holders of the lesser of either (A) 67% or more of the outstanding shares as of February 5, 1999 present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (B) more than 50% of the outstanding shares.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Annual Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted in favor of each of the nominees and each of the proposals set forth in the Notice of Annual Meeting of Shareholders.

COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ITS SHAREHOLDERS ARE AVAILABLE UPON REQUEST TO THE FUND'S OFFICE LOCATED AT 3757 STATE STREET, SUITE 204, SANTA BARBARA, CA 93105 OR CALL 1-800-473-8631.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED REDUCTION IN THE NUMBER OF DIRECTORS TO NINE AND TO RATIFY THE SELECTION OF TIMPSON-GARCIA AS THE AUDITOR FOR THE CURRENT FISCAL YEAR.

                                     8

                     INVESTORS RESEARCH FUND, INC.
                       (ADDRESS TO BE SUPPLIED)


                        ANNUAL MEETING OF SHAREHOLDERS
                           TUESDAY, MARCH 30, 1999

The undersigned shareholder(s) of Investors Research Fund, Inc. hereby appoint(s) JAMES A. CORRADI and LEONARD S. JARROTT, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of capital stock of Investors Research Fund, Inc. standing in the name(s) of the undersigned at the close of business on February 5, 1999, at the Annual Meeting of Shareholders of the Fund to be held on Tuesday, March 30, 1999 at 9:00 A.M.
at the Pepper Tree Inn, Board Room, 3850 State Street, Santa Barbara, California, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting, and to vote and act in their discretion on any other matters which may properly come before the meeting. IF THE UNDERSIGNED DOES NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS, THIS PROXY WILL BE DEEMED TO GRANT SUCH AUTHORITY. IF, AS TO ANY OTHER MATTERS REFERRED TO HEREIN, NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED IN FAVOR OF EACH MATTER.


PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


   Please sign exactly as your name(s) appear(s) on the books of the Fund. If shares are held jointly, all shareholders must sign.
Corporate Proxies should be signed by an authorized officer.


HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?
_______________________________      ___________________________________
_______________________________      ___________________________________
_______________________________      ___________________________________

                                     1


____
  X      PLEASE MARK VOTES
____     AS IN THIS EXAMPLE


1.  To elect a Board of Directors to serve until the next
Annual meeting of shareholders and until their
successors are elected and qualified.
                                                   With-  For All
James A. Corradi   Richard P. Chernick      For    hold   Except
Hugh J. Haferkamp  Leonard S. Jarrott       BOX    BOX    BOX
William J. Nasif   Mark Schniepp
Harry P. Gelles    Michael A. Marshall
Dan B. Secord

To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

                                                          For  Against  Abstain
2.  To ratify the selection of Timpson Garcia  as the
Independent Certified Public Accountants to be employed
by the corporation to sign or certify financial
statements which may be filed by the corporation with
the Securities and Exchange Commission.                   BOX   BOX    BOX

For  Against  Abstain

3.  To approve the proposed amendment to Article IV, Section of  the  corporate  By-Laws  reducing  the authorized
number of directors to nine (9).                               BOX   BOX    BOX

                                      Use the lines below if cumulative
                                              voting is desired
                                 _____________________________________________

                                 _____________________________________________

                                 _____________________________________________

                                 _____________________________________________

                                 _____________________________________________

                                            Date
Please be sure to sign and date this Proxy._______    Mark box at right if  BOX
                                                      an address change or
                                                      comment has been noted
                                                      on the reverse side of
                                                      this card.
__________________________
Shareholder sign here

__________________________
Co-owner sign here
                                           RECORD DATE SHARES: